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HRF012703
206907v1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2003

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-28217                                   59-3218138
   (Commission File Number)               (IRS Employer Identification No.)

                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)


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Item 2.  Acquisition or Disposition of Assets.

On January 24, 2003, AirNet Communications Corporation (the "Company") entered into a Bridge Loan Agreement (the "Loan Agreement"), dated January 24, 2003, with TECORE, Inc., a Texas corporation ("Tecore"), and SCP Private Equity Partners II, L.P., a Delaware limited partnership ("SCP" and together with Tecore, the "Lenders"), pursuant to which each of the Lenders agreed, subject to the terms of the Loan Agreement, to make loans to the Company of up to $3,000,000 (collectively, the "Commitments"), for an aggregate interim financing of $6,000,000.

The Loan Agreement provides that the Commitments will be secured by a security interest in all of the Company's assets, including without limitation its intellectual property, in favor of the Lenders under the terms and conditions of a Security Agreement (the "Security Agreement") dated as of the date of the Loan Agreement. The Company may draw down the balance of the Commitment in its discretion upon compliance with certain conditions set forth Exhibit B to the Loan Agreement. Each Lender provided an initial advance to the Company of $800,000 on January 24, 2003 for an aggregate of $1,600,000.

The Commitments are meant to provide the Company with sufficient working capital while the Lenders and the Company are preparing the documentation and obtaining all necessary approvals from the Company's stockholders and third parties to consummate an investment (the "Investment") of $16,000,000 in the form of senior secured convertible notes. The notes will initially be convertible into 138,432,255 shares of the Company's common stock at an initial conversion price of $0.11558 per share. Pursuant to the Loan Agreement, the Lenders and the Company agreed to proceed expeditiously with the negotiation and preparation of a definitive purchase agreement memorializing the terms and conditions of the Investment, including issuance of shares of common stock and warrants to purchase common stock to Tecore, as outlined in the non-binding Terms Sheet attached as Exhibit A to the Loan Agreement (the "Terms Sheet").

A condition of the Investment is that the holders of the Company's Series B Convertible Preferred Stock ("Series B Preferred Stock"), SCP, Tandem PCS Investments, L.P. ("Tandem") and Mellon Ventures, L.P. ("Mellon" and together with SCP and Tandem, the "Series B Holders") irrevocably elect to convert the aggregate number of 955,414 shares of Series B Preferred Stock currently outstanding into 19,108,281 shares of common stock at the closing of the Investment and agree to the cancellation of their warrants to purchase a total of 2,866,242 shares of the Company's common stock. The Series B Holders have each signed a written notice (collectively, the "Notices") electing to convert their shares of Series B Preferred Stock contingent upon closing of the Investment and have become parties to an Escrow Agreement, pursuant to which the Notices, the certificates representing the Series B Preferred Stock and a General Release from Tandem (collectively, the "Conversion Documents") will be escrowed until the closing of the Investment. In addition, Mellon and Tandem have entered into a separate agreement, pursuant to which Mellon will purchase all the shares of the Company's common stock held by Tandem (including the shares received upon conversion of its shares of Series B Preferred Stock into common stock) at the closing of the Investment for an aggregate purchase price of $500,000. Upon conversion of the Series B Preferred Stock, the $60 million liquidation preference and other rights and privileges of the Series B Preferred Stock shall expire.

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Tecore was the Company's largest customer, based on revenues, during the fiscal year ended December 31, 2002 and is a supplier of switching equipment to the Company. Affiliates of SCP currently hold 15.1% of the outstanding shares of the Company's common stock. The Series B Preferred Stock has the right to one vote per share on an as-converted basis. As a result, together with the shares of Series B Preferred Stock held by SCP, SCP beneficially owns 20.3% of the voting power of the Company, which represents the Company's largest single voting block. The Chairman of the Company's board of directors is an affiliate of SCP.

Pursuant to the Loan Agreement, the Company issued to each Lender a Bridge Loan Promissory Note for $3,000,000 (collectively, the "Notes") to be repaid in cash at an annual interest rate of 2% plus the prime rate as quoted in The Wall Street Journal by May 24, 2003 or such other date as the parties agree upon in writing.

The foregoing description is qualified in its entirety by the Loan Agreement, the Notes, the Security Agreement, the Terms Sheet, the Conversion Documents and certain other related agreements, each of which is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 2.

Item 5.  Other Events

On January 27, 2003, the Company issued a press release announcing the Commitments. The press release is attached hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits:

Exhibit
Number       Exhibit Title
-------      -------------

 10.19 Bridge Loan Agreement dated January 24, 2003 by and among AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P.
 10.20 Bridge Loan Promissory Note in favor of SCP Private Equity Partners II, L.P. for $3,000,000 dated January 24, 2003.
 10.21 Bridge Loan Promissory Note in favor of TECORE, Inc. for $3,000,000 dated January 24, 2003.
 10.22 Security Agreement dated January 24, 2003 by and among AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P.
 10.23 Terms Sheet dated January 24, 2003 among AirNet Communications Corporation, SCP Private Equity Partners II, L.P. and TECORE, Inc.
 10.24 Notice of Election to Convert from SCP Private Equity Partners II, L.P. to AirNet Communications Corporation dated January 20, 2003 (with letter to escrow agent attached).
 10.25 Notice of Election to Convert from Mellon Ventures, L.P. to AirNet Communications Corporation dated January 20, 2003 (with letter to escrow agent attached).
 10.26 Notice of Election to Convert from Tandem PCS Investments, L.P. to AirNet Communications Corporation dated January 20, 2003 (with letter to escrow agent attached).
 10.27 Escrow Agreement dated January 20, 2003 by and among AirNet Communications Corporation, Tandem PCS Investments, L.P., SCP Private Equity Partners II, L.P., Mellon Ventures, L.P. and Edwards & Angell, LLP, as escrow agent.
 10.28 Technology Collateral Escrow Agreement effective January 24, 2003 among DSI Technology Escrow Services, Inc., AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P.
 10.29 Collateral Assignment of Patents, Trademarks & Copyrights dated January 24, 2003 by and among AirNet Communications Corporation, SCP Private Equity Partners II, L.P. and TECORE, Inc.
 99.1        Press Release dated January 27, 2003.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AirNet Communications Corporation

                                    By: /s/ Glenn A. Ehley
                                       -----------------------------------------
                                          Glenn A. Ehley
                                           President and Chief Executive Officer

Date:  January 27, 2003

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                                  EXHIBIT INDEX

(c)          Exhibits:

Exhibit
Number       Exhibit Title
------       -------------

 10.19 Bridge Loan Agreement dated January 24, 2003 by and among AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P.
 10.20 Bridge Loan Promissory Note in favor of SCP Private Equity Partners II, L.P. for $3,000,000 dated January 24, 2003.
 10.21 Bridge Loan Promissory Note in favor of TECORE, Inc. for $3,000,000 dated January 24, 2003.
 10.22 Security Agreement dated January 24, 2003 by and among AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P.
 10.23 Terms Sheet dated January 24, 2003 among AirNet Communications Corporation, SCP Private Equity Partners II, L.P. and TECORE, Inc.
 10.24 Notice of Election to Convert from SCP Private Equity Partners II, L.P. to AirNet Communications Corporation dated January 20, 2003 (with letter to escrow agent attached).
 10.25 Notice of Election to Convert from Mellon Ventures, L.P. to AirNet Communications Corporation dated January 20, 2003 (with letter to escrow agent attached).
 10.26 Notice of Election to Convert from Tandem PCS Investments, L.P. to AirNet Communications Corporation dated January 20, 2003 (with letter to escrow agent attached).
 10.27 Escrow Agreement dated January 20, 2003 by and among AirNet Communications Corporation, Tandem PCS Investments, L.P., SCP Private Equity Partners II, L.P., Mellon Ventures, L.P. and Edwards & Angell, LLP, as escrow agent.
 10.28 Technology Collateral Escrow Agreement effective January 24, 2003 among DSI Technology Escrow Services, Inc., AirNet Communications Corporation, TECORE, Inc. and SCP Private Equity Partners II, L.P.
 10.29 Collateral Assignment of Patents, Trademarks & Copyrights dated January 24, 2003 by and among AirNet Communications Corporation, SCP Private Equity Partners II, L.P. and TECORE, Inc.
 99.1        Press Release dated January 27, 2003.